STATEMENT PURSUANT TO RULE 13d-1 (k)(1)


     The undersigned parties hereto hereby consent and agree to file a joint statement on Schedule 13(G) (Amendment No. 1) under the Securities Exchange Act of 1934, as amended, on behalf of each of them, with respect to shares of common stock of ROYAL PRECISION, INC. beneficially owned by them, together with any or all amendments thereto, when and if appropriate. The parties hereto further consent and agree to file this Statement pursuant to Rule 13d-1(k)(iii) as an exhibit to such Schedule 13(G)(Amendment No. 1), thereby incorporating the same into such Schedule 13(G)(Amendment No. 1).


                                   /s/ Richard P. Johnston
                                   ---------------------------------------------
                                   (Signature)

                                   Richard P. Johnston
                                   ---------------------------------------------

                                   November 8, 2000
                                   ---------------------------------------------
                                   (Date)


                                   /s/ Jayne Johnston
                                   ---------------------------------------------
                                   (Signature)

                                   Jayne Johnston
                                   ---------------------------------------------

                                   November 8, 2000
                                   ---------------------------------------------
                                   (Date)


                                   Johnston Family Living Trust

                                   By: /s/ Richard P. Johnston
                                       -----------------------------------------
                                       (Signature)

                                   Richard P. Johnston
                                   ---------------------------------------------

                                   November 8, 2000
                                   ---------------------------------------------
                                   (Date)


                                   Johnston Family Charitable Remainder Trust #3

                                   By: /s/ Richard P. Johnston
                                       -----------------------------------------
                                       (Signature)

                                   Richard P. Johnston
                                   ---------------------------------------------

                                   November 8, 2000
                                   ---------------------------------------------
                                   (Date)